United States

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2016 (May 5, 2016)

Ampco-Pittsburgh Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Carnegie, Pennsylvania	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 412-456-4400

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2016, Ampco-Pittsburgh Corporation (the “Company”) held its annual meeting of shareholders. The following are the voting results for the proposals that were voted upon by the Company’s shareholders at that meeting:

1.	In the election of four directors for a term expiring in 2019:

	For	Withheld	Broker Non-Votes
Leonard M. Carroll	7,778,756	244,371	1,644,752
Laurence E. Paul	7,690,816	332,311	1,644,752
Ernest G. Siddons	7,644,767	378,360	1,644,752
J. Fredrik Strömholm	7,794,177	242,122	1,644,752

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
7,663,194	262,209	53,598	1,644,752

3.	To approve the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
5,116,300	2,813,883	48,818	1,644,752

4.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accountants firm for 2016:

For	Against	Abstain
9,421,847	163,706	38,200

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

By:	/s/ Rose Hoover
Rose Hoover
President and Chief Administrative Officer

Dated: May 6, 2016